Exhibit 99.3

VANGUARD HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information with respect to Vanguard is based upon the historical consolidated financial statements of Vanguard and reflects the effects of Vanguard’s acquisition of DMC. The unaudited pro forma condensed combined financial information includes the following:

•	The unaudited pro forma condensed combined balance sheet as of September 30, 2010, which assumes the acquisition of DMC occurred on September 30, 2010.

•	The unaudited pro forma condensed combined statement of operations for the twelve months ended June 30, 2010 (which assumes the acquisition of DMC occurred on July 1, 2009) and for the three months ended September 30, 2010 (which assumes the acquisition of DMC occurred on July 1, 2009).

Vanguard’s fiscal year ends on June 30 of each year. DMC’s fiscal year ends on December 31. The unaudited pro forma condensed combined balance sheet combines Vanguard’s unaudited condensed consolidated balance sheet as of December 31, 2010 with the unaudited condensed consolidated balance sheet of DMC as of September 30, 2010. The unaudited pro forma condensed combined statement of operations for the twelve months ended June 30, 2010 combines Vanguard’s audited consolidated statement of operations for the fiscal year ended June 30, 2010 with DMC’s unaudited condensed consolidated statement of operations for the twelve months ended June 30, 2010 (which was derived from DMC’s audited consolidated statement of operations for the year ended December 31, 2009 less DMC’s unaudited consolidated statement of operations for the six months ended June 30, 2009 plus DMC’s unaudited consolidated statement of operations for the six months ended June 30, 2010). The unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2010 combines Vanguard’s unaudited condensed consolidated statement of operations for the three months ended September 30, 2010 with DMC’s unaudited consolidated statement of operations for the three months ended September 30, 2010.

The unaudited pro forma condensed combined financial information is presented for informational purposes only, is based on certain assumptions that Vanguard believes are reasonable and is not intended to represent Vanguard’s financial condition or results of operations had the acquisition of DMC occurred on the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information includes adjustments, which are based upon preliminary estimates, to reflect the purchase price allocations to the fair values of acquired assets and assumed liabilities of DMC. The final purchase price allocations will be based upon the fair values of actual net tangible and intangible assets acquired and liabilities assumed. The preliminary purchase price allocation for DMC is subject to revision as more detailed analysis is completed and additional information related to the fair value of the assets acquired and liabilities assumed becomes available. Any change in the fair value of the net assets will change the amount of the purchase price allocable to goodwill. Additionally, changes in DMC’s working capital, including those resulting from its results of operations from September 30, 2010 through December 31, 2010, will change the amount of goodwill recorded. Due to these varying assumptions, final purchase accounting adjustments may differ materially from the pro forma adjustments presented herein.

The unaudited pro forma condensed combined financial information should be read in conjunction with the consolidated financial statements and unaudited condensed consolidated financial statements and related notes of Vanguard; the information set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Vanguard’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (File No. 333-71934) and Vanguard’s Periodic Report on Form 10-Q for the three months ended September 30, 2010 (File No. 333-71934); and the audited consolidated financial statements and unaudited interim condensed consolidated financial statements and related notes of DMC included as exhibits to this Current Report on Form 8-K/A.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of September 30, 2010

			Pro Forma
	Actual	DMC	Acquisition		Pro Forma
	Vanguard	Acquisition	Adjustments		Vanguard
	(Dollars in millions)

ASSETS
Current assets:
Cash and cash equivalents	$471.8	$31.8	$(368.1	) (a)	$135.5
Restricted cash	2.5	—	—		2.5
Accounts receivable, net of allowance for doubtful accounts	292.9	181.1	—		474.0
Prepaid expenses and other current assets	121.2	113.7	(14.8	) (b)
			(3.1	) (c)	217.0
Deferred income taxes	13.7	—	—		13.7

Total current assets	902.1	326.6	(386.0)		842.7
Property, plant and equipment, net	1,221.6	442.8	174.9	(d)	1,839.3
Goodwill	657.2	0.1	(0.1	) (e)
			87.6	(f)	744.8
Intangible assets	69.3	8.2	(8.2	) (e)
			11.1	(d)	80.4
Other assets	100.2	477.3
			(281.5	) (c)	296.0

Total assets	$2,950.4	$1,255.0	$(402.2)		$3,803.2

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued expenses	$606.2	$336.2	$(3.5	) (g)	$926.0
			(14.8	) (b)
			1.9	(h)
Current maturities of debt	8.2	24.5	(20.5	) (g)	12.2

Total current liabilities	614.4	360.7	(36.9)		938.2
Other liabilities	120.1	417.8	(0.1	) (i)
			107.4	(j)	645.2
Long-term debt	1,959.0	468.1	(459.5	) (g)	1,967.6
Equity:
Common stock	—	—	—		—
Additional paid in capital	356.1	—	—		356.1
Accumulated other comprehensive loss	(2.5)	—	—		(2.5)
Net assets	—	8.4	(8.4	) (k)	—
Retained deficit	(104.7)	—	(4.8	) (a)	(109.5)

Total equity attributable to parent	248.9	8.4	(13.2)		244.1
Non-controlling interests	8.0	—	0.1	(i)	8.1

Total equity (deficit)	256.9	8.4	(13.1)		252.2

Total liabilities and equity	$2,950.4	$1,255.0	$(402.2)		$3,803.2

See notes to unaudited pro forma condensed combined balance sheet.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

(a)	To reflect the allocation of the $368.1 million cash paid for the DMC acquisition ($4.8 million of which are transaction expenses) as if the acquisition had occurred on September 30, 2010.

(b)	To eliminate $14.8 million of current assets and current liabilities related to a securities lending program that were discontinued prior to the closing of the acquisition.

(c)	To eliminate $284.6 million of certain board-restricted and donor-restricted assets not acquired by Vanguard that were either retained by the seller or utilized as part of the purchase price to retire DMC’s outstanding debt at closing.

(d)	To reflect Vanguard’s $174.9 million estimated increase to the net book value of acquired property, plant and equipment to adjust those assets to fair value as of the acquisition date and the estimated $11.1 million of intangible assets acquired as part of the acquisition. These amounts are based upon preliminary appraisal information, which is subject to post-acquisition adjustment given the receipt of additional information.

(e)	To eliminate DMC’s existing $0.1 million goodwill balance and $8.2 million of certain other capitalized costs related to the existing debt that was repaid at the acquisition date.

(f)	To reflect Vanguard’s estimate of goodwill related to the DMC acquisition, calculated as follows (in millions):

Cash paid for acquisition (net of $4.8 million of transaction expenses)	$363.3
Net assets acquired:
Cash acquired	31.8
Other current assets acquired	276.9
Property, plant and equipment acquired	617.7
Other assets acquired	206.9
Accounts payable and accrued expenses assumed	(319.8)
Debt assumed (not repaid)	(12.6)
Other liabilities assumed	(525.2)

Total	$275.7

Estimated goodwill	$87.6

Vanguard expects to finalize the purchase price allocation within one year of the acquisition date. During this time, the amounts allocable to tangible assets, intangible assets, liabilities and goodwill could be materially different given changes to fair value estimates resulting from additional information that becomes available. The estimated purchase price allocation above does not include (i) $850.0 million of capital commitments that Vanguard will be required to make over the five years subsequent to the closing of the DMC acquisition ($500.0 million of which relates to specified capital projects and $350.0 million of which relates to routine maintenance capital); and (ii) the Vanguard stock warrants issued at closing to collateralize the $500.0 million specified capital commitment.

(g)	To eliminate $480.0 million of DMC’s long-term debt and current maturities of long-term debt plus $3.5 million of accrued interest for such debt as of December 31, 2010 that were repaid by the seller at closing.

(h)	To reflect $1.9 million of DMC unfavorable leases as of the acquisition date based upon preliminary appraisal estimates.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET—(Continued)

(i)	To reclassify $0.1 million of DMC non-controlling interests from liabilities to equity as of the acquisition date.

(j)	To reflect Vanguard’s $107.4 million estimated increase to the fair value of the DMC pension and postretirement benefit obligations as of the acquisition date based upon preliminary actuarial estimates. This estimate is subject to post-acquisition adjustment as additional information is received.

(k)	To eliminate the $8.4 million of reported net assets of DMC not acquired by Vanguard.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Twelve Months Ended June 30, 2010

			Pro Forma
	Actual	DMC	Acquisition		Pro Forma
	Vanguard	Acquisition	Adjustments		Vanguard
	(Dollars in millions)

Revenues:
Patient service revenues	$2,537.2	$1,976.6	$(81.2	) (a)	$4,432.6
Premium revenues	839.7	—	—		839.7
Other revenues	—	150.0	(7.6	) (g)	142.4

Total revenues	3,376.9	2,126.6	(88.8)		5,414.7
Costs and expenses:
Salaries and benefits (1)	1,296.2	899.4	(23.5	) (i)	2,173.9
			1.8	(d)
Provision for doubtful accounts	152.5	272.1	(81.2	) (a)	343.4
Supplies	456.1	281.4	6.1	(b)
			11.1	(c)	754.7
Other operating expenses	1,149.7	531.9	8.5	(f)
			(1.7	) (k)	1,688.4
Depreciation and amortization	139.6	80.1	(10.1	) (j)	209.6
Interest, net	115.5	30.8	(29.7	) (e)	116.6
Acquisition related expenses	3.1	—	1.7	(k)	4.8
Pension expense	—	—	23.5	(i)	23.5
Impairment loss	43.1	1.3	—		44.4
Debt extinguishment costs	73.5	—	—		73.5
Other	6.0	(11.6)	4.8	(h)
			(3.8	) (g)	(4.6)

Total costs and expenses	3,435.3	2,085.4	(92.5)		5,428.2

Income (loss) from continuing operations before income taxes	(58.4)	41.2	3.7		(13.5)
Income tax benefit (expense)	13.8	—	(18.8	) (l)	(5.0)

Income (loss) from continuing operations	$(44.6)	$41.2	$(15.1)		$(18.5)

(1)	Includes $4.2 million of Vanguard stock compensation.

See notes to unaudited pro forma condensed combined statements of operations.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Three Months Ended September 30, 2010

			Pro Forma
	Actual	DMC	Acquisition		Pro Forma
	Vanguard	Acquisition	Adjustments		Vanguard
	(Dollars in millions)

Revenues:
Patient service revenues	$693.3	$504.8	$(14.9)	(a)	$1,183.2
Premium revenues	220.6	—	—		220.6
Other revenues	—	37.4	(1.6)	(g)	35.8

Total revenues	913.9	542.2	(16.5)		1,439.6
Costs and expenses:
Salaries and benefits(1)	354.8	227.1	(4.0)	(i)	578.4
			0.5	(d)
Provision for doubtful accounts	51.8	67.4	(14.9)	(a)	104.3
Supplies	110.8	70.1	1.5	(b)
			2.8	(c)	185.2
Other operating expenses	320.0	128.9	2.1	(f)
			(1.8)	(k)	449.2
Depreciation and amortization	37.2	20.0	(2.5)	(j)	54.7
Interest, net	34.8	7.2	(6.9)	(e)	35.1
Acquisition related expenses	3.7	—	1.8	(k)	5.5
Pension expense	—	—	4.0	(i)	4.0
Regulatory settlement expense (2)	—	30.0	—		30.0
Other	1.1	(13.3)	5.9	(h)
			(1.2)	(g)	(7.5)

Total costs and expenses	914.2	537.4	(12.7)		1,438.9

Income (loss) from continuing operations before income taxes	(0.3)	4.8	(3.8)		0.7
Income tax benefit (expense)	2.4	—	(0.5)	(l)	1.9

Income (loss) from continuing operations	$2.1	$4.8	$(4.3)		$2.6

(1)	Includes $1.2 million of Vanguard stock compensation.
(2)	Represents DMC’s settlement with the Department of Justice and OIG related to certain disclosed conduct by DMC prior to Vanguard’s acquisition of DMC that may have violated the Anti-Kickback Statute or the Stark Law.

See notes to unaudited pro forma condensed combined statements of operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS

(a)	To reclassify estimated DMC charity care expense of $81.2 million for the twelve months ended June 30, 2010 and $14.9 million for the three months ended September 30, 2010 to a revenue deduction instead of additional provision for doubtful accounts to be consistent with Vanguard’s presentation.

(b)	To eliminate certain estimated DMC pharmacy supply discounts of $6.1 million for the twelve months ended June 30, 2010 and $1.5 million for the three months ended September 30, 2010 that will no longer be available to Vanguard as a for profit healthcare provider.

(c)	To reflect estimated additional sales taxes for DMC of $11.1 million for the twelve months ended June 30, 2010 and $2.8 million for the three months ended September 30, 2010 that Vanguard will be required to pay as a for profit healthcare provider.

(d)	To reflect estimated additional unemployment taxes for DMC of $1.8 million for the twelve months ended June 30, 2010 and $0.5 million for the three months ended September 30, 2010 that Vanguard will be required to pay as a for profit healthcare provider.

(e)	To adjust net interest to reflect the following:

	Twelve Months	Three Months
	Ended	Ended
	June 30, 2010	September 30, 2010

Elimination of historical DMC interest expense for debt repaid at transaction closing	$(29.7)	$(6.9)

(f)	To reflect estimated additional property taxes for DMC of $8.5 million for the twelve months ended June 30, 2010 and $2.1 million for the three months ended September 30, 2010 that Vanguard will be required to pay as a for profit healthcare provider. The estimated amounts are presented net of the impact of certain tax abatements Vanguard expects to receive as a result of the approval of certain of DMC’s hospitals as part of a qualified Renaissance Zone.

(g)	To reclassify $7.6 million and $1.6 million of realized gains and investment income related to DMC board-restricted and donor-restricted assets from revenues to a reduction in other expenses for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively, to be consistent with Vanguard’s presentation and to eliminate $3.8 million and $0.4 million of these realized gains and investment income related to DMC board-restricted and donor-restricted assets that were not acquired by Vanguard but were retained by the seller or utilized as part of the purchase price to retire certain DMC debt at closing for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively.

(h)	To eliminate $4.8 million and $5.9 million of unrealized gains related to DMC board-restricted and donor-restricted assets that were not acquired by Vanguard but were retained by the seller or utilized as part of the purchase price to retire certain DMC debt at closing for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS—(Continued)

(i)	To reclassify $23.5 million and $4.0 million of DMC pension expense from salaries and benefits to the pension expense line item for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively.

(j)	To eliminate the historical depreciation and amortization of DMC of $80.1 million and $20.0 million for the twelve months ended June 30, 2010 and for the three months ended September 30, 2010, respectively, and to record Vanguard’s estimate of post-acquisition depreciation and amortization of $70.0 million and $17.5 million for DMC for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively. The post-acquisition estimates were determined using the acquisition date estimated fair values of property, plant and equipment (as discussed in Note (d) to the Notes to Unaudited Pro Forma Condensed Combined Balance Sheet) and using average estimated remaining useful lives of 15 years for real property and four years for personal property.

(k)	To reclassify acquisition related expenses incurred by DMC prior to the closing of its acquisition by Vanguard of $1.7 million and $1.8 million for the twelve months ended June 30, 2010 and the three months ended September 30, 2010, respectively, from other operating expenses to a separate line item.

(l)	To record income tax expense of $18.8 million related to the acquired DMC operations including the impact of Acquisition-related pro forma adjustments for the twelve months ended June 30, 2010 and income tax expense of $0.5 million related to the acquired DMC operations including the impact of Acquisition-related pro forma adjustments for the three months ended September 30, 2010.